UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 25, 2015

Date of earliest event reported:  June 16, 2015

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BETAFOX CORP.

(Exact name of registrant as specified in its charter)

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Nevada	333-197968	33-1230099
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

One World Trade Center

EGD Global Suite 8500

New York, NY 10007

(Address of Principal Executive Office) (Zip Code)

212-220-7102

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On June 16, 2015, Harris & Gillespie CPA’S, PLLC (the “Former Accountant”) was deregistered per PCAOB Release No. 105-2015-011. As a result of the transaction, on June 24, 2015, the Former Accountant resigned as the Company’s independent registered public accounting firm and the Company engaged Michael Gillespie & Associates, PLLC (the “New Accountant”) as the Company’s independent registered public accounting firm. The engagement of the New Accountant was approved by the Company’s Board of Directors.

The Former Accountant’s audit report on the financial statements of the Company for the fiscal year ended May 31, 2014 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the financial statements of the Company for the fiscal year ended May 31, 2014 contained an uncertainty about the Company’s ability to continue as a going concern.

From the Company’s inception on September 10, 2013 to May 31, 2014, the subsequent interim periods thereto, and through June 24, 2015, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

From the Company’s inception on September 10, 2013 to May 31, 2014, the subsequent interim periods thereto, and through June 24, 2015, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

Prior to retaining the New Accountant, the Company did not consult with the New Accountant regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

On June 22, 2015, the Company provided the Former Accountant with its disclosures in the Current Report on Form 8-K disclosing the dismissal of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant’s response is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
16.1	Letter dated June 24, 2015 from Harris & Gillespie CPA’s, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BETAFOX CORP.

Date: June 25, 2015	By:	/s/ Lei Pei
Lei Pei Chief Executive Officer, Chief Financial Officer

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